UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)

Information Required in a Proxy
Statement Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE CREDIT OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT PROXY INFORMATION

April 25, 2025

Dear Shareholder:

We are writing to inform you of two separate Special Meetings (the “Meetings”) of Shareholders of the First Eagle Credit Opportunities Fund, referred to here as the “Fund” on June 30, 2025, at the offices of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, New York. The first meeting will be held at 1:00 p.m. Eastern time (the “First Meeting”) and the second meeting will be held at 2:00 p.m. Eastern time (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).

The Meetings are required because of the prospective change of ownership of the parent company of FEIM and has been called in order to vote on three proposals. As a shareholder of the Fund, you have the opportunity to voice your opinion on these matters.

The First Meeting is to be held for the following purposes:

Proposal 1:

To seek shareholder approval of a “new” advisory agreement for the Fund that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM and First Eagle Alternative Credit, LLC (“FEAC” or the “Sub-Adviser,” and together with the Adviser, the “Advisers”), First Eagle Holdings, Inc. (“FE Holdings”). In the Transaction, funds managed by Genstar Capital (the “Buyers”) propose to make a majority investment in FE Holdings. The Transaction will involve the buyout of all interests in FE Holdings currently held by funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain related co-investors such that Buyers will indirectly acquire a majority interest in FEIM.

Proposal 2:

To seek shareholder approval of a “new” sub-advisory agreement for the Fund that will continue the existing sub-advisory arrangement between FEIM and FEAC for the Fund subsequent to the prospective change of ownership of FE Holdings as a result of the Transaction.

The Second Meeting is to be held for the following purpose:

Proposal 3:

To seek election of ten members of the Board of Trustees of the Fund.

Please note:

•     Assuming the proposals to continue the FEIM’s advisory arrangements and to continue the sub-advisory arrangement between FEIM and FEAC for the Fund are approved, after the Transaction FEIM will continue to serve as investment adviser to the Fund and FEAC will continue to serve as the sub-adviser to the Fund with no change in terms or service levels.

•     There will be no change in investment personnel in connection with the Transaction. FEAC intends that the same portfolio managers will continue to manage the Fund:

Name of Fund	Portfolio Managers
First Eagle Credit Opportunities Fund	Mr. James Fellows, Ms. Michelle Handy, Mr. Robert Hickey, Mr. Brian Murphy, Mr. Steven Krull and Mr. Larry Holzenthaler

•     There will be no change in your share ownership in the Fund or the advisory fees charged to the Fund in connection with the Transaction.

•     There will be no change in investment objective and policies in connection with the Transaction.

•     The Fund will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE FUND’S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE FUND’S PROPOSED ADVISORY

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AGREEMENT WITH FEIM AND SUB-ADVISORY AGREEMENT WITH FEAC IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD ALSO BELIEVES THAT ELECTION OF ITS NOMINEES TO SERVE AS TRUSTEES OF THE FUND IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS.

The Fund has enlisted the services of Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call or other contact from the Solicitor encouraging you to exercise your right to vote.

You will find more information about these matters in the following “Question and Answer” pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at 888-876-6941.

A copy of the Notice of Shareholder Meetings, the Proxy Statement (including the proposed advisory agreement and sub-advisory agreement) and Proxy Voting Ballot are available at www.proxyvotinginfo.com/p/firsteagle.

We appreciate your time and continued commitment to the Fund.

Sincerely,

MEHDI MAHMUD

President

First Eagle Credit Opportunities Fund

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IMPORTANT NOTICE

April 25, 2025

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

QUESTIONS AND ANSWERS

Q: Why am I receiving this Proxy Statement?

A: The purpose of this Proxy Statement is to seek the approval by the Fund’s shareholders (1) of the advisory agreement with FEIM subsequent to the prospective change of ownership of FEIM’s parent company, (2) of the sub-advisory agreement with FEAC subsequent to the prospective change of ownership of FEAC’s parent company, and (3) to elect members of the Fund’s Board of Trustees. If the advisory agreement and sub-advisory agreement are approved, they will take effect as of the closing of the Transaction.

Q: Why am I being asked to vote on a new Advisory Agreement and a new Sub-Advisory Agreement?

A: A shareholder vote on Proposals 1 and 2 is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the Fund’s existing advisory agreement and sub-advisory agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the existing advisory agreement and require approval from the Fund’s shareholders to continue it as a “new” agreement (referred to here as the “New Advisory Agreement”) and will terminate the existing sub-advisory agreement and require approval from the Fund’s shareholders to continue it as a “new” sub-advisory agreement (referred to here as the “New Sub-Advisory Agreement”, and together with the New Advisory Agreement, the “New Advisory Agreements”). The Board of Trustees of the Fund is seeking your approval of the New Advisory Agreement and New Sub-Advisory Agreement to continue the advisory arrangement with FEIM as well as to continue the subadvisory arrangement between FEIM and FEAC.

Substantially all the terms and conditions of the existing advisory arrangement with FEIM, including FEIM’s total fees for its advisory services, will remain the same under the New Advisory Agreement. Furthermore, substantially all the terms and conditions of the existing sub-advisory agreement with FEAC, including FEAC’s total fees for its sub-advisory services, will remain the same under the New Sub-Advisory Agreement.

Q: How do the proposed New Advisory Agreement and New Sub-Advisory Agreement differ from the current arrangements?

A: The terms and conditions of the New Advisory Agreement and New Sub-Advisory Agreement are substantially similar to those under the current arrangements. There is no change in the advisory fees paid to either the Adviser or the Sub-Adviser.

Q: Will the Adviser and Portfolio Managers remain the same?

A: Yes. The Adviser will continue to serve as the Fund’s investment adviser and FEAC will continue to serve as the Fund’s investment sub-adviser. The same portfolio managers will continue to manage the Fund. Looking ahead, you can expect the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Fund.

Q: How will Proposals 1 and 2 affect me as a Fund Shareholder?

A: The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM and FEAC will continue to serve as the Fund’s investment adviser and sub-adviser, respectively, with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies. The Board believes continuing the sub-advisory arrangement will be beneficial to the Fund and its shareholders by, among other things, offering the continued ability to benefit from the same portfolio managers of FEAC currently managing the Fund.

Q: Why am I being asked to elect members of the Fund’s Board of Trustees?

A: While a majority of the current Trustees have been elected by shareholders, several Trustees were appointed to their positions over time by action of the Board. The Board believes it is desirable and appropriate to seek election of the full Board of Trustees as part of the current proxy process. Shareholders are being asked to elect ten Trustees (the “Trustee Nominees”) to the Board of Trustees. Nine of these ten currently serve on the Fund’s Board of Trustees.

Additionally, the Board of Trustees nominates Scott Sleyster for your consideration. Election of each of the current nine members of the Board of Trustees will be effective immediately upon receiving the required votes at the Second Meeting. Mr. Sleyster’s election will be effective upon his eligibility to serve as an Independent Trustee, which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 2025.

Q: What is the role of the Fund’s Board of Trustees?

A: The Fund is governed by a Board of Trustees, which has fiduciary oversight responsibility for the management of the Fund’s

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business affairs. This includes responsibility to oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Fund. Board members represent the Fund, and indirectly you as shareholders, and have an obligation to serve the Fund’s best interests.

Q: Who are the Trustee Nominees and how were they selected?

A: Eight of the ten Trustee Nominees are “independent,” meaning they have no affiliation with the Fund (other than their positions on the Board) or FEIM management, and receive or will receive compensation solely from the Fund in their capacity as Trustees. The Board considered the qualifications, including the background, experience and skills, of the Trustee Nominees and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected by shareholders. Biographical information on each of the Trustee Nominees is provided in this Proxy Statement.

Q: Will my vote make a difference?

A: Yes. Your vote is needed to ensure that the proposals are approved so that the advisory arrangements are continued. Your vote is also important to the election of Trustee Nominees. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Fund.

Q: How can I vote?

A: To vote, you may use any of the following methods:

•     By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•     By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•     By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•     In Person. Shareholders can also vote in person at the Meetings. If you intend to attend in person, you must show photographic identification, such as a driver’s license and satisfactory proof of ownership of shares as of the record date. If you hold your shares in “street name,” you will not be able to vote in person without presenting a legal proxy authorizing you to do so from your broker, bank or other nominee.

Q: May I revoke my vote?

A: You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Fund at any time prior to the Meetings or (ii) to the Secretary of the Meetings at the Meetings. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meetings and vote your shares in person.

Q: How does the Board recommend that I vote?

A: After careful consideration, the Board recommends that you vote 1) “FOR” the approval of the New Advisory Agreement with FEIM, 2) “FOR” the approval of the New Sub-Advisory Agreement with FEAC, and 3) “FOR” the Trustee Nominees to serve as Trustees of the Fund.

Q: How do I contact you?

A: If you have any questions, call Sodali & Co. toll-free at 888-876-6941.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

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FIRST EAGLE CREDIT OPPORTUNITIES FUND

1345 Avenue of the Americas New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Credit Opportunities Fund

to be Held on June 30, 2025

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of First Eagle Credit Opportunities Fund (the “Fund”) for use at (a) a Special Meeting of Shareholders of the Fund and all adjournments thereof (the “First Meeting”), to be held at the offices of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, New York, on June 30, 2025, at 1:00 p.m. Eastern time and (b) a Special Meeting of Shareholders of the Fund and all adjournments thereof (the “Second Meeting”), to be held at the same location, on June 30, 2025, at 2:00 p.m. Eastern time (each a “Meeting” and collectively, the “Meetings”), for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about April 30, 2025 to shareholders of record of the Fund (the “Shareholders”) on April 17, 2025 (the “Record Date”).

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meetings in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the three proposals as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meetings or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Fund at any time prior to the Meetings or (ii) to the Secretary of the Meetings at the Meetings. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meetings and vote your shares in person.

The cost of this solicitation will not be borne by the Fund. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be by mail, but may include telephonic, internet, text, e-mail or oral communications by Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm retained by the Fund to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be $11.5 million, which again will be at no cost to the Fund or its Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of SS&C GIDS, Inc., the Fund’s transfer agent, may also contact you (also at no cost to the Fund).

General Information about the Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its common shares and is operated as an interval fund.

The Fund’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Fund’s sub-adviser is First Eagle Alternative Credit, LLC (“FEAC” or the “Sub-Adviser”), a registered investment adviser. The Fund’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of First Eagle Holdings, Inc., a privately owned holding company organized under the laws of Delaware.

The Fund’s custodian is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245; and its transfer agent is SS&C GIDS, Inc., Kansas City, MO. PricewaterhouseCoopers LLP (“PwC”), New York, NY serves as the Fund’s independent registered public accountant; for more information regarding PwC, see APPENDIX A.

The portfolio management team for the Fund is as follows:

Name of Fund	Portfolio Managers
First Eagle Credit Opportunities Fund	Mr. James Fellows, Ms. Michelle Handy, Mr. Robert Hickey, Mr. Steven Krull and Mr. Larry Holzenthaler

More information regarding the Fund is available in the Prospectuses and Statements of Additional Information and in the most recent Annual and Semi-Annual reports. The Fund will furnish, without charge, a copy of the Fund’s most recent Prospectus, Statement of Additional Information, annual report and semi-annual report to any Shareholder upon request. Requests should be directed to First Eagle Credit Opportunities Fund, 1345 Avenue of the Americas, New York, NY 10105, or by calling 800-334-2143. The Fund’s most recent annual report and semi-annual report to Shareholders is also available at www.FirstEagle.com. At the close of business on the Record Date, the net assets of the Fund was $919,556,725.

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Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact the Fund at 800-334-2143.

Summary of the Business of the Meetings

During the First Meeting, the Fund’s Shareholders will vote whether to approve Proposals 1 and 2, and during the Second Meeting, the Fund’s Shareholders will vote whether to approve Proposal 3. The Trustees may elect to withdraw any of the proposals from consideration, but anticipate doing so only in the event that the Transaction is called off or otherwise does not close.

Who Votes?

All Fund Shareholders are being asked to vote on Proposal 1, Proposal 2 and Proposal 3. Although it is not anticipated that other business will be presented at or acted upon at the Meetings, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meetings.

Quorum Requirement and Adjournment

Proposal 1:

A quorum of the Fund’s Shareholders is necessary to hold a valid meeting. A quorum for the First Meeting will exist if Shareholders entitled to vote one-third (33⅓%) of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy at the First Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the First Meeting for purposes of establishing a quorum.

If a quorum is not present at the First Meeting or a quorum is present but sufficient votes to approve the New Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the First Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the First Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Advisory Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Advisory Agreement against such an adjournment. A Shareholder vote may be taken on the New Advisory Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proposal 2:

A quorum of the Fund’s Shareholders is necessary to hold a valid meeting. A quorum for the First Meeting will exist if Shareholders entitled to vote one-third (33⅓%) of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy at the First Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the First Meeting for purposes of establishing a quorum.

If a quorum is not present at the First Meeting or a quorum is present but sufficient votes to approve the New Sub-Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the First Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the First Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Sub-Advisory Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Sub-Advisory Agreement against such an adjournment. A Shareholder vote may be taken on the New Sub-Advisory Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proposal 3:

A quorum of the Fund’s Shareholders is necessary to hold a valid meeting. A quorum for the Second Meeting will exist if Shareholders entitled to vote one-third (33⅓%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Second Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the Second Meeting for purposes of establishing a quorum.

If a quorum is not present at the Second Meeting or a quorum is present but sufficient votes to elect the Board’s nominees as Trustee are not received, the persons named as proxies may propose one or more adjournments of the Second Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Second Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominee in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominee against such an adjournment. A Shareholder vote may be taken on the nominations prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Necessary to Approve Proposal 1, Proposal 2 and Proposal 3

Approval of Proposals 1 and 2 requires, in each case, the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting for the particular proposal, if the holders of more than 50% of the outstanding shares are

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present or represented by proxy (the “two-thirds cast requirement”), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the “majority outstanding requirement”). The election of Trustees (Proposal 3) requires the affirmative vote of a plurality of the votes validly cast. No shares have cumulative voting rights in the election of Trustees. Each whole share of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

For the purposes of the votes to be held at these Meetings, and under applicable broker-dealer regulation, if a broker holds shares in its name, the broker will not be entitled to vote those shares unless it has received instructions from the Shareholder on whose behalf the shares are held. The exception is that a broker may be entitled to vote shares as to the election of Trustees under Proposal 3. A “broker non-vote” occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the vote concerns business that is non-routine.

Abstentions and broker non-votes are counted as present, but are not considered votes cast at the Meetings. As a result, the abstentions and broker non-votes for each particular proposal will have the same effect as a vote against Proposals 1 and 2. Abstentions and broker non-votes will have no effect on the outcome of the election of the nominees as Trustees under Proposal 3, where the required vote is a simple plurality.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast or fails to indicate how the votes should be cast for some of the proposals, the proxy will be voted in favor of the proposal(s) for which instructions were not provided by the Shareholder.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending a Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

At the close of business on the Record Date there were 37,797,074.506 shares of the Fund outstanding and entitled to vote, representing 37,797,074.506 votes. Although approval of the New Advisory Agreement and the New Sub-Advisory Agreement does not require a class-by-class vote, U.S. Securities and Exchange Commission (“SEC”) regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of each class of shares of the Fund outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Portfolio	Number of Shares	Number of Votes
First Eagle Credit Opportunities Fund—Class A	2,259,329.380	2,259,329.380
First Eagle Credit Opportunities Fund—Class A-2	1,989,179.052	1,989,179.052
First Eagle Credit Opportunities Fund—Class I	33,548,566.074	33,548,566.074

Security Ownership of Certain Beneficial Owners and Management

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APPENDIX B contains information regarding ownership of the outstanding securities of the Fund by certain beneficial owners and management of the Fund. There are no arrangements known to the Fund, including any pledge by any person of securities of the Fund or any of its parents, the operation of which may at a subsequent date result in a change in control of the Fund.

PROPOSALS TO APPROVE THE ADVISORY AGREEMENT WITH FIRST EAGLE INVESTMENT MANAGEMENT, LLC (“FEIM” OR THE “ADVISER”), TO APPROVE THE SUB-ADVISORY AGREEMENT WITH FIRST EAGLE ALTERNATIVE CREDIT, LLC (“FEAC” OR THE SUB-ADVISER”) AND TO ELECT MEMBERS OF THE BOARD OF TRUSTEES OF THE FUND.

Proposal 1:

At the First Meeting, you will be asked to approve a “new” advisory agreement that operates to continue the advisory services to the Fund. A general description of the New Advisory Agreement and a comparison of the New Advisory Agreement with the existing arrangements are included below.

A form of the New Advisory Agreement is attached hereto as APPENDIX C. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in APPENDIX D.

A shareholder vote is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the existing advisory agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the existing advisory agreement and require approval from the Fund’s shareholders to continue it as a “new” agreement.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM will continue to serve as the Fund’s investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies.

If the shareholders of the Fund do not approve the New Advisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action will initially include obtaining for the Fund interim investment advisory services from the Adviser (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the existing advisory agreement and FEAC will continue to serve as sub-adviser to the Fund pursuant to the terms of the existing sub-advisory agreement.

Background and Information on the Transaction

Private equity funds managed by Genstar Capital (“Genstar”), a leading private equity firm focused on investments in targeted segments of the financial services, software, healthcare and industrials industries, have agreed to make a majority investment in First Eagle Investments (“First Eagle”), an independent, privately owned investment management firm.

The transaction with Genstar will bolster First Eagle’s current business strategy of investing in its core business while thoughtfully expanding the range of high-quality, differentiated investment solutions it is able to offer clients worldwide. First Eagle’s leadership and investment teams will remain intact, with each investment team maintaining its philosophical autonomy.

Private equity funds controlled by Blackstone Inc. and Corsair Capital, as well as certain co-investors, have owned a majority economic interest in First Eagle Holdings, Inc., First Eagle’s parent company, since 2015. The remainder is held by First Eagle’s founding families and the firm’s current and former employees. Upon the closing of the transaction, expected in second half of 2025, private equity funds managed by Genstar will have acquired a majority stake in First Eagle from Blackstone, Corsair and their co-investors.

Proposal 2:

At the First Meeting, you will be asked to approve a “new” sub-advisory agreement that operates to continue FEAC’s sub-advisory services to the Fund. A general description of the New Sub-Advisory Agreement and a comparison of the New Sub-Advisory Agreement with the existing arrangements are included below. A form of the New Sub-Advisory Agreement is attached hereto as APPENDIX E. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Sub-Adviser can be found in APPENDIX F.

A shareholder vote is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the existing advisory agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the existing advisory agreement. Termination of the existing advisory agreement will terminate the existing sub-advisory agreement. Accordingly, the Fund is seeking your approval to continue the sub-advisory arrangement between FEIM and FEAC.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM will continue to serve as the Fund’s investment adviser with no change in terms or service levels. In addition, the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies. The Board believes continuing the sub-advisory arrangement will be beneficial for the Fund and its Shareholders by, among other things, offering the continued ability to benefit

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from the expertise of the same portfolio managers of FEAC currently managing the Fund.

If the shareholders of the Fund do not approve the New Sub-Advisory Agreement and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to the Fund. Such action will initially include obtaining for the Fund interim investment sub-advisory services from FEAC (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the existing advisory agreement and FEAC will continue to serve as sub-adviser to the Fund pursuant to the terms of the existing sub-advisory agreement.

Existing Advisory and Sub-Advisory Agreements Background

The Fund is managed by First Eagle Investment Management, LLC, a subsidiary of FE Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include other registered investment companies, a registered business development company, corporations, foundations, major retirement plans and high- net-worth individuals. As of March 31, 2025, the Adviser had approximately $111.16 billion of total assets under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

First Eagle Alternative Credit, LLC, in its capacity as the alternative credit group of the Adviser, serves as the Fund’s investment subadviser. FEAC is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, CLOs, separately managed accounts and co-mingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC (“THL Credit”). The Subadviser is a wholly-owned subsidiary of the Adviser. As of March 31, 2025, the Subadviser had approximately $16.36 billion in assets under management.

The portfolio managers currently managing the Fund are:

Name of Fund	Portfolio Managers
First Eagle Credit Opportunities Fund	Mr. James Fellows, Ms. Michelle Handy, Mr. Robert Hickey, Mr. Brian Murphy, Mr. Steven Krull and Mr. Larry Holzenthaler

James Fellows, CFA. Mr. James Fellows is Co-President and Chief Investment Officer of FEAC. Mr. Fellows is a member of FEAC’s Global Investment Committee and the Investment Committees of both its Tradable Credit and Direct Lending platforms. Mr. Fellows became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit, which he had joined in 2004. Previously, Mr. Fellows was Co-Head of the Alternative Credit Strategies Group at McDonnell Investment Management, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund, an unleveraged fund and a separate account. Before that, he was a Senior Vice President at Columbia Management Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from inception, including two CLOs. Earlier, Mr. Fellows was a Senior Credit Analyst in the Bank Loan Investment Group at Van Kampen Investments, where he also served as a Credit Analyst for high yield bonds and privately placed mezzanine bonds and was responsible for training junior credit analysts for the firm’s bank loan and high yield groups. Mr. Fellows earned a B.S. in Economics and Finance from the University of Nebraska. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Michelle Handy. Ms. Michelle Handy is a Senior Managing Director and Chief Investment Officer for FEAC’s Direct Lending platform. As a member of the Boston investment team, her role includes overseeing the underwriting and management of portfolio investments. Ms. Handy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas’ workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

Robert Hickey. Mr. Robert Hickey is a Senior Managing Director and Chief Investment Officer for FEAC’s Tradable Credit platform. He also serves on the firm’s Global Investment Committee and the Investment Committee of its Tradable Credit platform. Mr. Hickey became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Hickey has more than twenty-eight years of investment industry experience. Prior to joining THL Credit in 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High-Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high-yield market. Mr. Hickey brings extensive knowledge of corporate, high-yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the Director of Corporate Bonds for Van Kampen Investments. While at Van Kampen, he was also Senior Portfolio Manager for several high-yield and high-grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey

5

earned his M.B.A. from the Kellogg Graduate School of Management at Northwestern University and his B.A. from the University of Wisconsin.

Brian Murphy. Mr. Brian Murphy is a Senior Managing Director and Head of Capital Markets and Co-Head of Origination. He also serves on the Investment Committee of the firm’s Tradable Credit platform. Mr. Murphy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Murphy has more than twenty-four years of investment industry experience, principally in the area of leveraged finance. Prior to joining THL Credit in June 2012, Mr. Murphy was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. From 1998 to May 2004, Mr. Murphy was employed by Columbia Advisors in the Bank Loan Asset Management Group as a Senior Credit Analyst covering telecommunications, media/broadcasting, and the cable industries. Prior to joining Columbia Advisors, Mr. Murphy was employed by Van Kampen Investments from October 1991 through March 1998, most recently serving as an Assistant Portfolio Manager for the Van Kampen Prime Rate Income Trust, where he gained credit training and significant experience in all aspects of the bank loan asset class, including cash management, trade settlement, credit monitoring, portfolio surveillance, and analysis.

Steven Krull, CFA. Mr. Steven Krull is a Managing Director, Portfolio Manager, and Head of Trading for FEAC’s Tradable Credit platform. He also serves on the Investment Committee of the firm’s Tradable Credit platform. Mr. Krull became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Krull has more than seventeen years of investment industry experience, principally in the area of leveraged finance. Prior to joining THL Credit in 2012, Mr. Krull was a Portfolio Manager/Head Trader of the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. From 1998 to May 2004, Mr. Krull was employed by Columbia Management Group as a member of the Bank Loan Asset Management Group. Mr. Krull served in various roles, most recently as the group’s bank loan trader, responsible for day-to-day cash management and trading activity of the group’s two mutual funds, Columbia Floating Rate Fund and Columbia Floating Rate Advantage Fund, as well as four structured products, with assets totaling $2.7 billion. Mr. Krull earned his B.A. in Economics from Illinois Wesleyan University and is a CFA charterholder and a member of the CFA Institute and CFA Society of Chicago.

Larry Holzenthaler. Mr. Larry Holzenthaler is a Managing Director, Portfolio Manager and Senior Alternatives Strategist at FEAC, responsible for the day-to-day implementation and management for several of FEAC’s strategies alongside the portfolio management team and FEAC’s Chief Investment Officer. Mr. Holzenthaler is also an alternative credit market expert, working closely with First Eagle US Wealth Solutions and other channels to provide investors insights on FEAC’s investment positioning, market views, and products. He also provides market education to clients, creates investment-related content, and develops new products within alternative credit. Prior to joining First Eagle in November 2023, Mr. Holzenthaler was a Managing Director and Investment Strategist at Nuveen Asset Management and prior affiliate Symphony Asset Management, where he represented Nuveen and Symphony’s investment teams externally and assisted with product management and investment content within the corporate credit market. Before that, he was an analyst on Symphony’s credit investment team where his research focused on the marine transportation sector. Mr. Holzenthaler earned a B.S. in Finance from Arizona State University.

In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Name of the Fund:	Management Fee
First Eagle Credit Opportunities Fund	1.40%*

* The Management Fee paid by the Fund is calculated at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets which includes assets purchased with borrowed money. The table above assumes that the Fund borrows money for investment purposes at an average amount of 10.59% of its Managed Assets, which is the percentage of the Fund’s average borrowings to average Managed Assets for the fiscal year ended December 31, 2024. The Management Fee in the table is greater than 1.25% since it is computed as a percentage of the Fund’s net assets for presentation therein. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser also performs certain non-investment advisory administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of the Fund’s average daily net assets.

History of the Existing Advisory Agreement

The Fund originally entered into an advisory agreement with FEIM immediately following that original agreement’s approval by the Fund’s Shareholders:

Name of Fund	Date of Shareholder Vote
First Eagle Credit Opportunities Fund	September 11, 2020
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The above date was the last time the Shareholders voted on the advisory arrangement with FEIM.

The Board recently approved the existing advisory agreements, in accordance with its annual review process, at a regularly scheduled Board meeting on June 5-6, 2024.

History of the Existing Sub-Advisory Agreement

The Adviser and the Sub-Adviser entered into a sub-advisory agreement with respect to the Fund immediately following that original agreement’s approval by the Fund’s Shareholders on September 11, 2020. That was the last time the Shareholders voted on the sub-advisory agreement with FEAC.

The Fund does not make direct payments to FEAC. Rather, FEAC’s sub-advisory fees are paid by FEIM. For its services under the Existing Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund’s Managed Assets. The Fund has made no material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser during the last fiscal year of the Fund.

Fees

The table below sets forth information about the total management fees paid by the Fund to the Adviser (which includes amounts paid by the Adviser to the Sub-Adviser), and the amounts waived and/or reimbursed by the Adviser, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Adviser	Waived/ Reimbursed by the Adviser
2024	$10,908,688	$226,358
2023	$7,657,916	$550,290
2022	$5,344,559	$2,953,876

For the past three fiscal years, there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser.

Parent of FEIM and FEAC

FEIM and FEAC are a subsidiaries of FE Holdings. FE Holdings is a privately-owned holding company organized under the laws of the State of Delaware. It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 10% of the total outstanding) is indirectly owned by FEIM employees.

Officers and Directors of FEIM

The name of each officer or director of the Fund who is an officer, employee, director, general partner or shareholder of the Adviser is as follows: John P. Arnhold (Trustee), Mehdi Mahmud (President and Trustee of the Fund), Robert Bruno (Senior Vice President of the Fund), Brandon Webster (Chief Financial Officer and Principal Financial Officer of the Fund), Seth Gelman (Chief Compliance Officer of the Fund), David O’Connor (General Counsel of the Fund), Sheelyn Michael (Secretary and Deputy General Counsel of the Fund), Shuang Wu (Treasurer of the Fund), Michael Luzzatto (Vice President of the Fund), Byron Spivack (Deputy General Counsel of the Fund) and Casey Walker (Assistant Secretary of the Fund).

Interest of Certain Persons in the Approval of the New Advisory Agreements

As the Advisers and the Fund are the parties to the New Advisory Agreements, persons associated with the Advisers and the Fund – including each of the members of the Board of Trustees and the officers of the Fund – may be viewed as having an interest in the outcome of the First Meeting. Two of the Board’s Trustees, Mr. John Arnhold and Mr. Mehdi Mahmud, are associated with the Adviser and Sub-Adviser and its parent company (FE Holdings) by current or prior employment and by service on the governing board of the parent company and are thus not considered to be “independent” under applicable law. Each of Mr. Arnhold and Mr. Mahmud also has an ownership interest in FE Holdings. Mr. Mahmud also has an indirect ownership interest in Adviser through certain employee equity vehicles that hold units of the Adviser. All of the officers of the Fund are employees of the Advisers.

Additionally, certain of the officers of the Fund have indirect ownership interests in FE Holdings and the Adviser. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a Trustee or officer of the Fund at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or

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otherwise, in any matter to be acted upon at the First Meeting (such interest does not include any interest arising from the ownership of securities of the Fund where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class).

The New Advisory Agreements

The terms and conditions of the New Advisory Agreements are substantially similar to the existing agreements. The fees payable to the Adviser under the New Advisory Agreements will be identical to the fees payable under the existing agreements.

In addition, the Advisers have assured the Board that they will continue to provide the same level of advisory services to the Fund under the New Advisory Agreements as it provided under the existing advisory agreements. No arrangement or understanding was made in connection with the New Advisory Agreements with respect to the composition of the Board of Trustees of the Fund or the governing board of the Advisers or with respect to the selection or appointment of any person to any office with the Fund or the Advisers. Representatives of the Buyers and the Adviser will be represented on the governing board of the general partner to the Buyers’ parent.

The New Advisory Agreement is Substantially Similar to the Existing Advisory Agreement (the “Existing Advisory Agreement”)

Notwithstanding references to the New Advisory Agreement as “new,” the agreement is substantially the same as the Existing Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreement. A copy of the form of the New Advisory Agreement is included in this Proxy Statement as APPENDIX C. All material terms of the existing agreements are being carried forward, with a number of immaterial updates. You can refer to the appendix for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Advisory Agreement and the New Advisory Agreement does not change the advisory service terms. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser will manage the investment and reinvestment of the assets of the Fund. The New Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Advisory Agreement does not change as to its term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

The New Sub-Advisory Agreement is Substantially Similar to the Existing Sub-Advisory Agreement (the “Existing Sub-Advisory Agreement”)

Notwithstanding references to the New Sub-Advisory Agreement as “new,” the agreement is substantially the same as the Existing Sub-Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is included in this Proxy Statement as APPENDIX E. All material terms of the Existing Sub-Advisory Agreement are being carried forward, with a number of immaterial updates. You can refer to the appendix for the complete terms.

There will be no change in the schedule of fees payable to the Sub-Adviser for investment advisory services under the New Sub-Advisory Agreement and the New Sub-Advisory Agreement does not change the advisory service terms. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that, subject to the oversight and review of the Adviser, the Sub-Adviser will manage the investment and reinvestment of the assets of the Fund. The New Sub-Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Sub-Advisory Agreement does not change as to its term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

Board Considerations for Proposal 1: New Advisory Agreement

At a meeting held on April 3, 2025, the Board, including a majority of the independent trustees (the “Independent Trustees”), approved the New Advisory Agreement and determined to recommend approval of the New Advisory Agreement to the shareholders of the Fund.

In its deliberations, the Board had the benefit of information provided by the Adviser in response to written information requests relating to the Transaction that had been made by counsel to the Independent Trustees on their behalf, as well as informational sessions relating to the Transaction at the December 2024 Board meeting and a special Board meeting held on February 12, 2025. The Board also referred to the information provided to the Board in connection with the most recent renewal of the Existing Advisory Agreement at the June 2024 meeting of the Board, which had included comprehensive fee, expense and performance comparisons prepared by a third-party consultant, including comparisons to peer funds, to Morningstar and Lipper “Category Averages,” and to the Fund’s stated market benchmarks. The Board also had the benefit of receiving presentations from and holding discussions with management throughout the year.

At the April 2025 Board meeting, the Board met with senior management of the Adviser, with multiple portfolio managers and

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portfolio management teams, and with representatives of the Buyers. Discussion covered the respective goals and interests of the different parties, the expected timetable of the Transaction, financing and other key economic terms, the perspectives of key employees and related executive and employee retention initiatives, and the expected business strategies of and resources available to the Adviser going forward. The Board also was advised of alternatives to the Transaction that had been considered by management and management’s view that the Transaction, and related continuation of the Adviser’s services without interruption under the New Advisory Agreements, is desirable and appropriate and in the interests of the Adviser, its parent company and the Fund and its shareholders. Among other representations made by the Buyers, the Buyers confirmed that the Buyers will exercise their oversight of the Adviser’s business at the level of the parent company board of directors and will not be involved in the day-to-day management of Adviser. The Adviser and the Buyers each also confirmed that no change in investment processes is anticipated as a result of the Transaction.

The various sessions held throughout the day at the meeting included executive sessions when only the Independent Trustees and their counsel were present, executive sessions of the full Board, and executive sessions that included participation by select portfolio managers. Prior to approving the New Advisory Agreements, the Independent Trustees met in executive session with their independent counsel to discuss management’s written responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval.

In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fees continue to be fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the New Advisory Agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered the following topics in reaching their conclusion to approve the New Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•     The Trustees reviewed the services provided by the Adviser to the Fund and considered that the services were not expected to change in connection with the Transaction. The Adviser will provide the Fund with investment research, advice and supervision, and continuously furnish an investment portfolio for the Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s Prospectus. The Trustees were assured that service levels for the Fund subject to its fee waiver or expense cap are not affected by the terms of the applicable fee waiver or expense cap.

•     The Trustees reviewed the Fund’s long-standing historical relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for the Fund’s shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of Fund shareholders between the Adviser and Fund.

•     The Trustees commented on the background and experience of the Fund’s portfolio managers and the quality of the Trustees’ regular meetings with them over time. The Trustees also noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

•     The Trustees commented on the representations received regarding the continued independent operations of the Adviser and appropriate resourcing of the investment and other core business functions. The Trustees also noted information provided on the Buyers, including their track record of growing businesses, their likely time period of ownership of the business and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management’s strategic direction of the Adviser, and potential resources and other support that might be made available to the Adviser over time.

•     The Trustees noted that the costs associated with this proxy solicitation would be borne by the Adviser and/or the Buyers. No such costs would be borne by the Fund.

Investment Performance of the Funds and the Adviser

•     The Trustees were provided investment performance information for the Fund on both an absolute and a relative basis over 1-year and 3-year periods in connection with the June 2024 Board meeting and select updated performance information in connection with the April 2025 Board meeting.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•     The Trustees were provided (in connection with the June 2024 Board meeting) detailed information regarding the total compensation to be received by the Adviser and the Fund’s total costs for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program). The Trustees were also provided (in connection with the June 2024 Board meeting) comparative fee and expense information for peer funds.

•     The Trustees considered representations that there will not be any unfair burden imposed on the Fund in connection with the

9

Transaction, including that the fee terms would not increase for two years as a result of the Transaction (noting that any existing fee waivers or expense caps, or those imposed in the future for reasons unrelated to the transaction, are expected to be governed in accordance with their terms).

•     The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyers were not anticipated to have meaningful service or trading relationships with the Fund.

•     The Trustees considered potential economies of scale in the operation of the Fund and the provision of services by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, which is the method by which the Fund “pays” for administrative services performed by the Adviser, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund. Further scale as a result of the Transaction was considered but viewed as speculative.

•     The Trustees reviewed the Adviser’s financial condition and profitability and were provided (in connection with the June 2024 Board meeting) information showing estimated and indicative profitability for the Adviser, generally on a fund by fund basis. Profits to the Adviser vary meaningfully depending on the particular fund, with some funds showing losses to the Adviser and others showing profits. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability (when considered across the business) in maintaining the Adviser’s culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on or reflective of the profits realized on a per-fund basis.

•     The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction (or otherwise continued). The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser’s parent company.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Advisory Agreement.

* * *

Board Considerations for Proposal 2: New Subadvisory Agreement

At a meeting held on April 3, 2025, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the New Subadvisory Agreement.

In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the New Subadvisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the Subadviser and the subadvisory agreement. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the New Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement.

The Trustees considered that the Subadviser is wholly owned by the Adviser, that certain of the operations of the two entities are broadly integrated, and that the Subadviser can be considered to be the direct lending business of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the New Subadvisory Agreement (and corresponding services provided by the Adviser). The Trustees commented on the background and experience of the Fund’s portfolio managers and the quality of the Trustees’ meetings with them throughout the year. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser’s staff that manage the Fund, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Sub-Advisory Agreement.

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* * *

Proposal 3:

Currently, the Board of Trustees of the Fund consists of nine members. The Board of Trustees of the Fund has voted to nominate Lisa Anderson, Candace K. Beinecke, Peter W. Davidson, Jean D. Hamilton, William M. Kelly, Paul J. Lawler, Mandakini Puri, John P. Arnhold, and Mehdi Mahmud to continue to serve as Trustees of the Fund. While a majority of the current Trustees have been elected by shareholders, several Trustees were appointed to their positions over time by action of the Board. The Board believes it is desirable and appropriate to seek election of the full Board of Trustees as part of the current proxy process.

Additionally, the Board of Trustees nominates Scott Sleyster (together with the Trustees listed above the “Trustee Nominees” and each a “Trustee Nominee”) for your consideration.

Election of each of the current nine members of the Board of Trustees will be effective immediately upon receiving the required votes at the Second Meeting. Mr. Sleyster’s election will be effective upon his eligibility to serve as an Independent Trustee, which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 2025.

Unless otherwise noted, the address of each Trustee Nominee is c/o First Eagle Credit Opportunities Fund, 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Trustee is indefinite, such that he or she will serve until the election of any successor or until death, resignation or removal.

INDEPENDENT TRUSTEE NOMINEES(1)

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke* 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	15	Trustee, First Eagle Funds (chair) (11 portfolios); Trustee, First Eagle Variable Funds (chair) (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City
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Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	15

Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Director, Board member, BrightNight Holding; Chairman, Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Member, Aligned Climate Capital LLC

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	15

Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(4)	Private Investor	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Trustee Emeritus, St. Anselm College

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Trustee Emeritus, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation
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Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Mandakini Puri 1345 Avenue of the Americas New York, New York 10105 (born February 1960)	Trustee	April 2023 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; Director, The Nudge Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board
Scott Sleyster 1345 Avenue of the Americas New York, New York 10105 (born January 1960)		April 2025 to present	Executive Vice President and Head of Market Competitiveness at Prudential Financial	N/A	Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

(1)	Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act (i.e., the Independent Trustees). As noted above, Mr. Sleyster will not commence his service on the Board of Trustees until he is both elected and eligible to serve as an Independent Trustee.
(2)	The term of office of each Independent Trustee is indefinite.
(3)	Ms. Beinecke also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1996.
(4)	Mr. Kelly also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1998.
*	Hughes Hubbard & Reed LLP has provided legal services to an entity in which one of the Adviser’s parent companies holds indirectly a minority equity interest. That matter is now concluded. Ms. Beinecke, a senior counsel at the firm, had no role or economic interest in this matter. She is not a partner of the firm and will not share in the revenue from this matter, which, in any event, will represent only a de minimis percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

INTERESTED TRUSTEE NOMINEES(1)

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee,
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Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
			Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC		International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	15	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Real Estate Debt Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

If Proposal 3 is approved by the Shareholders, each of the nine currently serving Trustee Nominees shall be elected and continue to serve without interruption as Trustees on the Board of Trustees of the Fund and Mr. Sleyster’s service is expected to commence upon his eligibility to serve as an Independent Trustee (which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 1, 2025).

The Trustee Nominees have consented to be named in this Proxy Statement and to continue to serve as Trustee of the Fund, if elected. In case they shall be unable or shall fail to act as a Trustee because of an unexpected occurrence, the proxies may be voted for such other person as shall be determined by the persons acting under the proxies in their discretion.

It is intended that the proxies of the Fund will be voted ‘FOR’ the election of each Trustee Nominee. If they are so elected, they will each serve as Trustee until the election and qualification of their respective successor or until they sooner die, resign or are removed as provided in the Declaration of Fund of the Fund. Since the Fund does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period.

The Board of Trustees of the Fund recommends that Shareholders vote ‘FOR’ the election of the Fund Nominees to continue to serve as Trustees of the Fund uninterrupted and in the case of Scott Sleyster to commence service as Trustee on or about September 1, 2025.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees are also expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

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The following summarizes the experience and qualifications of the Trustee Nominees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson has served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and two non-profit organizations. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill

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Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. At First Eagle Funds, Ms. Puri serves on the Board’s Audit Committee.

Mr. Scott Sleyster. Mr. Sleyster has significant executive and investment management experience. Currently an Executive Vice President and head of Market Competitiveness for Prudential Financial and serves on the board of directors of North Star Academy and serves as a trustee of the Princeton Theological Seminary and is a member of Columbia University’s Climate Board of Advisors. Prior to his current position, Mr. Sleyster has served as Chief Investment Officer, portfolio manager at Prudential. He also served as head of the Full-Service Retirement business, and chief financial officer for the Employee Benefits Division. Additionally, he has held roles in Prudential’s Treasury, Derivatives, and Investment Management units.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Fund as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Fund has a separate President. The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Fund, the nature of the underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and Adviser, which is charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Standing Committees of the Board

The following table describes the standing committees of the Board of Trustees of the Fund.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year

Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair) Mandakini Puri each of whom is an Independent Trustee	Reviews the contract between the Fund and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and	4

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		the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson each of whom is an Independent Trustee	Nominates new Independent Trustees of the Fund. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	3

Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Peter W. Davidson Jean D. Hamilton (Chair) William M. Kelly	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by the Adviser; and monitors various matters associated with the Funds’ liquidity risk management program.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

The Board of Trustees has adopted a written charter for its Audit Committee. A copy of the written charter, as amended through June 2024, is attached to this Proxy Statement as Appendix H. A report of the Audit Committee relating to the Fund’s financial statements for the fiscal year ended December 31, 2024 is attached to this Proxy Statement as Appendix I.

The Board of Trustees has adopted a written charter for its Nominating and Governance Committee. A copy of the written charter, as amended through June 2024, is attached to this Proxy Statement as Appendix J.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board at management’s discretion based on the matters contained therein.

Compensation of the Trustees and Officers

Information on compensation of Trustees and Officers and on ownership of Shares of the Fund by the Trustees can be found in APPENDIX G.

Delinquent Section 16(a) Reports

Each of the Fund’s Trustees and certain officers, Adviser, Subadviser, certain affiliated persons of the Adviser and Subadviser, and persons who beneficially own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”). Based solely on a review of these forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, the Fund believes that except as described below, each of the Trustees and officers of the Fund, the Adviser, Subadviser and relevant affiliated persons of the Adviser and Subadviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s respective fiscal year.

Each of the following reporting persons filed one late Form 3: Michael Luzzatto, Vice President of the Fund (filed July 29, 2024) and Lawrence Holzenthaler, portfolio manager of the Fund (filed March 22, 2024).

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If you cannot attend the Meetings in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meetings may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Fund does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

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APPENDIX A

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Fund’s independent registered public accountant. In this capacity, PwC audits and reports on First Eagle Credit Opportunities Fund’s annual financial statements and financial highlights. PwC reviews First Eagle Credit Opportunities Fund’s federal income, state income, and excise tax returns. PwC’s engagement commenced with the Fund’s fiscal year ending December 31, 2020.

Audit fees paid by the Fund for professional services rendered by PwC related to the audit of the Fund’s annual financial statements or provided in connection with statutory and regulatory engagements, (such as review of financial information included in the Fund’s Prospectus and Statement of Information), were $412,012 for the fiscal year ended December 31, 2024, and such fees paid to PwC for the fiscal year ended December 31, 2023 were $318,936.

Audit-related fees paid by the Fund, defined as the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the heading Audit fees above were $0 for the fiscal year ended December 31, 2024, and such fees paid to PwC for the fiscal year ended December 31, 2023 were $0.

Tax fees paid by the Fund, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $33,100 for the fiscal year ended December 31, 2024, and such fees paid to PwC for the fiscal year ended December 31, 2023 were $32,140.

All other fees paid by the Fund to PwC (i.e., for services other than those described with respect to audit fees, audit-related fees and tax fees above) were $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2023. (Additionally, during the same two periods, no such fees were paid to PwC by the Adviser or any other affiliated entity providing services to the Fund).

The Fund’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. During the periods indicated above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception. For the fiscal year ended December 31, 2024, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%. Other than as described above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2024 and 2023. The Audit Committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining PwC’s independence with respect to the Fund.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meetings, and therefore will not be making any statements or answering questions at such Meetings.

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APPENDIX B

Security Ownership by Certain Beneficial Owners and Management of the Trust

As of the March 31, 2025, to the knowledge of the Fund, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the shares of the beneficial interest of the Fund. This percentages is based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of the March 31, 2025, to the knowledge of the Fund, the following shareholders owned 5.00% or more of the Fund’s securities:

Class I — Charles Schwab & Co Inc., Special Custody Acct FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901 –54.90%.

Class A — Charles Schwab & Co Inc., Special Custody Acct FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901 –16.50%; RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Operations Manager, 250 Nicollet Mall, Suite 1400, Minneapolis, MN 55401-7582 –5.32%.

Class A2 — Stifel Nicolaus & Company Inc, 501 N Broadway, Saint Louis, MO 63102-2137 –9.30%.

To the knowledge of the Fund, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

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APPENDIX C

FIRST EAGLE CREDIT OPPORTUNITIES FUND

MANAGEMENT AGREEMENT

This Management Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE CREDIT OPPORTUNITIES FUND, a Delaware statutory trust (the “Fund”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”) that operates as an interval fund under the 1940 Act;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Management Agreement dated September 11, 2020 by and between FIRST EAGLE CREDIT OPPORTUNITIES FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the Fund wishes to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund;

WHEREAS, the Fund desires to retain the Adviser to provide investment advisory services and administrative non-investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide services to the Fund in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1. The Fund hereby appoints the Adviser to act as investment adviser, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Fund (the “Board of Trustees”), the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information (each as defined herein) of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or other instruments will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund, the Fund’s compliance policies and procedures, and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and other instruments to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or other market participants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or other market participants who may effect or be a party to any such transaction or other transactions to

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which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or other market participants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or other market participants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or other instruments for the Fund with such brokers or other market participants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. Subject to such policies as the Board of Trustees may determine, or as may be mutually agreed to by the Adviser and the Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any Commission guidance issued thereunder) to the Adviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is understood that the services provided by such brokers or other market participants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or other instruments to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Adviser shall be responsible for voting any proxies solicited by an issuer of securities held by the Fund in the best interest of the Fund and in accordance with the Adviser’s proxy voting policies and procedures, as they may be amended from time to time. The Fund has been provided with a copy of the Adviser’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Adviser about proxy voting activities undertaken on behalf of the Fund. The Adviser shall be responsible for reporting the Fund’s proxy voting activities as required through periodic filings on Form N-PX.

(f) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(g) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

(h) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(i) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

(j) The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, as may be amended from time to time in accordance with its terms, a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Fund, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-2 (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

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(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the investment advisory services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Fund’s general ledger and securities cost ledger or for pricing of the Fund’s securities. The Adviser will not be required hereunder to pay any expenses of the Fund other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay (and shall be reimbursed by the Fund if the Adviser incurs) any of the following types of expenses: organizational and offering expenses (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser), brokers’ commissions; legal or auditing expenses of the Fund or related to investments and assets of the Fund; costs of obtaining ratings on the Fund’s investments; calculating individual asset values and the Fund’s net asset value (including the cost and expenses of any third-party valuation services, including engagement of such valuation service provider by the Adviser or its affiliates); out-of-pocket expenses, including travel expenses, incurred by the Adviser, or members of its investment team, or payable to third parties in performing due diligence on prospective investments and, if necessary, enforcing the Fund’s rights; U.S. federal, state and local taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Fund’s securities, including all costs and expenses associated with the preparation and distribution of an offering memorandum, a subscription agreement, if applicable, a registration statement or a shareholder application form; federal and state registration fees; the Fund’s fidelity bond; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing (as applicable) reports and notices to stockholders, financial statements and maintaining books and records, costs of preparing tax returns, costs of compliance with the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; the fees or disbursements of custodians of the Fund’s assets; administration fees payable under any administration agreement and any sub-administration agreements, including related expenses; debt service and other costs of borrowings or other financing arrangements, including structuring expenses, legal costs and rating agency fees; the Fund’s proportionate share of expenses related to co-investments; amounts payable to third parties relating to, or associated with, making or holding investments, including placement fees, structuring expenses and legal costs; cost and expenses relating to any special purpose vehicles held by the Fund; any necessary insurance premiums; costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person and indemnification or contribution expenses payable by the Fund to any person and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and direct fees and expenses associated with independent audits, agency, consulting, information technology and legal costs; the costs of specialty and custom software expense for monitoring risk, compliance and overall investments; the costs of any reports, proxy statements or other notices to the Fund’s shareholders (including printing and mailing costs), the costs of any shareholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters; fees and expenses of directors that are not affiliated with the Adviser; costs of hedging; commissions and other compensation payable to brokers or dealers; and all other charges and costs of the Fund’s operations.

The Fund shall reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in this Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Fund also shall reimburse the Adviser or its affiliates for the costs and expenses incurred in providing certain additional non-investment advisory administrative, accounting, operations, legal, compliance and other services to the Fund, including overhead and personnel costs associated with such services. For the avoidance of

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doubt, any service required by the Fund that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. (a) Subject to Section 7(b), the Adviser, any Sub-Adviser, each of their directors, trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Adviser or any Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) will not be liable to the Fund for error of judgment or mistake of law or for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Fund will indemnify, defend and protect the Indemnified Parties (each of whom will be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Fund to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Organizational Documents, the 1940 Act, the laws of the State of Delaware and other applicable law.

(b) Notwithstanding Section 7(a) to the contrary, nothing contained herein will protect or be deemed to protect any of the Indemnified Parties against, or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or a Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same will be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not less than 60 days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Fund, and nothing in this Agreement shall limit or restrict the right of any of the Adviser’s shareholders (and their shareholders or members, including the owners of their shareholders or members), directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. Nothing in this Agreement shall restrict any of the aforementioned from buying, selling or trading any securities or other instruments for their own account or for the account of others for whom they or may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

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13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. Except for the Indemnified Parties (with respect to Section 7 hereof) each being an intended beneficiary of the applicable sections of this Agreement, this Agreement is for the sole benefit of the parties hereto and nothing herein express or implied will give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder.

15. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

17. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or any extension, renewal or amendment thereof, remains in effect. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s functions are transferred or assigned to a company that is not controlled by or under common control with First Eagle Investment Management, LLC. In the event that such Agreement shall no longer be in effect or the Adviser’s functions are transferred or assigned to a company that is not controlled by or under common control with First Eagle Investment Management, LLC does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

18. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE CREDIT OPPORTUNITIES FUND
Name:	Sheelyn M. Michael
Title:	Secretary
FIRST EAGLE INVESTMENT MANAGEMENT, LLC
Name:	Mehdi A. Mahmud
Title:	Chief Executive Officer
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APPENDIX D

Name, address and principal occupation of the principal executive officers and each director of the Adviser.

Name	Address	Principal Occupation

Mehdi Mahmud (President and Chief Executive Officer)	1345 Avenue of the Americas New York, New York 10105	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund

Melanie Dow (Chief Administrative Officer and Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Administrative Officer and Executive Managing Director, First Eagle Alternative Credit, LLC

David O’Connor (General Counsel, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino (Chief Financial Officer, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Head of Finance and Executive Managing Director, First Eagle Alternative Credit, LLC

Seth Gelman (Chief Compliance Officer, Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America
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APPENDIX E

SUB-ADVISORY AGREEMENT
AMONG
FIRST EAGLE CREDIT OPPORTUNITIES FUND
FIRST EAGLE INVESTMENT MANAGEMENT, LLC,
AND
FIRST EAGLE ALTERNATIVE CREDIT, LLC

This Sub-Advisory Agreement (this “Agreement”) is made as of _____________, 2025, by and among First Eagle Credit Opportunities Fund, a Delaware statutory trust (the “Fund”), First Eagle Investment Management, LLC, a Delaware limited liability company (the “Adviser”), and First Eagle Alternative Credit, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”) that intends to operate as an interval fund under the 1940 Act;

WHEREAS, the Fund has retained the Adviser to act as the investment adviser to the Fund pursuant to the Management Agreement, between the Fund and the Adviser, dated as of even date herewith (the “Management Agreement”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Sub-Advisory Agreement dated September 11, 2020 by and among FIRST EAGLE CREDIT OPPORTUNITIES FUND, the Adviser and the Sub-Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser and the Sub-Adviser;

WHEREAS, the Fund wishes to enter into a new sub-advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE ALTERNATIVE CREDIT, LLC to act as the sub-adviser of the Fund;

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in fulfilling certain of its obligations under the Management Agreement and Sub-Adviser is willing to perform the duties and responsibilities as Sub-Adviser to the Fund.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Adviser, the Fund and the Sub-Adviser hereby agree as follows:

1. Appointment of the Sub-Adviser. The Adviser hereby retains and appoints the Sub-Adviser to provide the services set forth herein and the Sub-Adviser hereby accepts the retention and appointment and agrees to provide such services for the period and upon the terms herein.

2. Services to be Provided by the Sub-Adviser. In connection with its obligations hereunder, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board of Directors of the Fund (the “Board”), manage the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information (each as defined herein) of the Fund and subject to the following understandings:

(a) The Sub-Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or other instruments will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund, the Fund’s compliance policies and procedures, and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Sub-Adviser shall determine the investments, securities and other instruments to be purchased or sold by the

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Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or other market participants (which may include affiliates of the Sub-Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Sub-Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or other market participants who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or other market participants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or other market participants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities or other instruments for the Fund with such brokers or other market participants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. Subject to such policies as the Board of Trustees may determine, or as may be mutually agreed to by the Sub-Adviser and the Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any Commission guidance issued thereunder) to the Sub-Adviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Sub-Adviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is understood that the services provided by such brokers or other market participants may be useful to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security or other instruments to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Sub-Adviser shall be responsible for voting any proxies solicited by an issuer of securities held by the Fund in the best interest of the Fund and in accordance with the Sub-Adviser’s proxy voting policies and procedures, as they may be amended from time to time. The Fund has been provided with a copy of the Sub-Adviser’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Sub-Adviser about proxy voting activities undertaken on behalf of the Fund. The Sub-Adviser shall be responsible for reporting the Fund’s proxy voting activities as required through periodic filings on Form N-PX.

(f) The Sub-Adviser shall not take any action which in its sole judgment made in good faith would contravene any express written direction from the Adviser.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. Status of the Sub-Adviser. The Sub-Adviser shall for all purposes be an independent contractor and not an employee of the Adviser or the Fund, nor shall anything herein be construed as making the Adviser and/or the Fund a partner or co-venturer with the Sub-Adviser or any of its Affiliates or clients. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund except as specifically provided herein.

4. Record Retention. Subject to review by and the overall control of the Board, the Sub-Adviser will maintain and keep all books, accounts and other records of the Sub-Adviser that relate to activities performed by the Sub-Adviser hereunder as required under the 1940 Act and the Advisers Act. The Sub-Adviser agrees that all records that it maintains and keeps for the Fund will at all times remain the property of the Fund, will be readily accessible during normal business hours, and will be promptly surrendered to the Fund upon the termination of this Agreement or otherwise on written request by the Fund. The Sub-Adviser further agrees that the records that it maintains and keeps for the Fund will be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Sub-Adviser will have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Sub-Adviser will maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Sub-Adviser or the Fund.

5. Expenses of the Sub-Adviser.

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(a) Except as provided in this Section, the Sub-Adviser assumes no obligation with respect to, and shall not be responsible for, the expenses of the Adviser or the Fund in fulfilling the Sub-Adviser’s obligations hereunder.

(b) Subject to Section 5(c) hereof, during the term of this Agreement, all personnel of the Sub-Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services and assistance, shall be provided and paid for by the Sub-Adviser and not by the Adviser or the Fund.

(c) The Adviser shall cause the Sub-Adviser to be reimbursed by the Fund or the Adviser, as appropriate, for expenses reasonably incurred by the Sub-Adviser at the request of or on behalf of the Fund or the Adviser (collectively, the “Reimbursable Sub-Adviser Expenses”), to the same extent as such expenses would be reimbursable to the Adviser pursuant to Section 6(b) of the Management Agreement had such expenses been incurred by the Adviser.

6. Compensation. In consideration for the Sub-Adviser’s provision of the investment advisory services hereunder, the Adviser shall pay the Sub-Adviser fifty percent (50%) of the fees payable to the Adviser pursuant to the Management Agreement, payable promptly after receipt of such amounts by the Adviser from the Fund. At the Sub-Adviser’s request, the Adviser shall arrange for the fees payable to the Sub-Adviser hereunder to be paid to the Sub-Adviser directly by the Fund on the same day the Fund pays the Adviser its fees under the Management Agreement. The Adviser agrees that without written approval of the Sub-Adviser, it will not waive the receipt of fees nor defer the fees pursuant to the Management Agreement, nor modify the Management Agreement so as to adversely amend or waive the terms or types of payments due under the Management Agreement.

7. Other Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not exclusive, and the Sub-Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Fund, and nothing in this Agreement will limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Sub-Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Sub-Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. Nothing in this Agreement shall restrict any of the aforementioned from buying, selling or trading any securities or other instruments for their own account or for the account of others for whom they or may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act.

8. Indemnification.

(a) Subject to Section 9, the Sub-Adviser, each of its directors, trustees, officers, shareholders or members (and its shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) will not be liable to the Fund for error of judgment or mistake of law or for any action taken or omitted to be taken by the Sub-Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Fund will indemnify, defend and protect the Indemnified Parties (each of whom will be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement or otherwise as an investment adviser of the Fund to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Fund’s Agreement and Declaration of Trust or Bylaws, the 1940 Act, the laws of the State of Delaware and other applicable law.

9. Limitation on Indemnification.

(a) Notwithstanding Section 8(a) hereto to the contrary, nothing contained herein will protect or be deemed to protect any of the Indemnified Parties against, or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same will be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

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10. Effectiveness, Duration and Termination of Agreement. This Agreement shall continue for an initial two year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Sub-Adviser at any time, without the payment of any penalty, on not less than 60 days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser or if the Management Agreement is terminated in accordance with its terms.

11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; (2) to the Sub-Adviser at 500 Boylston Street, Suite 1200, Boston, MA 02116, Attention: General Counsel; or (3) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

12. Amendments. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Third Party Beneficiaries. Except for the Indemnified Parties (with respect to Section 8 hereof) each being an intended beneficiary of the applicable sections of this Agreement, this Agreement is for the sole benefit of the parties hereto and nothing herein express or implied will give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder.

14. Severability. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

15. Counterparts; Headings. This Agreement may be executed in counterparts, each of which will be deemed to be an original copy and all of which together will constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties will not have signed the same counterpart. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

For so long as the Fund is a registered investment company under the 1940 Act, this Agreement will also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of Delaware or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act will control.

17. Survival. The provisions of Sections 6, 8, 9, 10, 11, 12, 13, 14, 16 and this 17 hereof shall survive the termination of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

FIRST EAGLE CREDIT OPPORTUNITIES FUND,
a Delaware statutory trust
By:
Name:	Sheelyn M. Michael
Title:	Secretary
FIRST EAGLE INVESTMENT MANAGEMENT, LLC,
a Delaware limited liability company
By:
Name:	Mehdi A. Mahmud
Title:	Chief Executive Officer
FIRST EAGLE ALTERNATIVE CREDIT, LLC,
a Delaware limited liability company
By:
Name:	Mehdi A. Mahmud
Title:	Chief Executive Officer
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APPENDIX F

Name, address and principal occupation of the principal executive officers and each director of the Sub-Adviser.

Name	Address	Principal Occupation

Mehdi Mahmud (Chief Executive Officer)	1345 Avenue of the Americas New York, New York 10105	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund

James R. Fellows (President)	1345 Avenue of the Americas New York, New York 10105	President, First Eagle Alternative Credit, LLC

Edward J. Giordano (Chief Operating Officer and Chief Financial Officer)	1345 Avenue of the Americas New York, New York 10105	Chief Operating Officer and Chief Financial Officer, First Eagle Alternative Credit, LLC

Melanie Dow (Chief Administrative Officer and Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Administrative Officer and Executive Managing Director, First Eagle Alternative Credit, LLC

David P. O’Connor (Head of Legal & Compliance, Executive Managing Director and Chief Legal Officer)	1345 Avenue of the Americas New York, New York 10105	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino (Group Chief Financial Officer, Executive Managing Director )	1345 Avenue of the Americas New York, New York 10105	Head of Finance and Executive Managing Director, First Eagle Alternative Credit, LLC

Seth Gelman (Chief Compliance Officer, Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America
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APPENDIX G

Compensation of Trustees and Officers

Compensation of the Board of Trustees; Ownership of Fund Shares by the Trustees

Trustees of the Fund who are not Interested Trustees are paid by the First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund an annual fee of $230,000 and a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each meeting (other than a regularly scheduled meeting) of the Fund’s Board of Trustees, provided that such meeting involves Trustee approval matters. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a fee of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. The Chairs of the Board Valuation, Liquidity and Allocations Committee and Audit Committee receive an additional annual fee of $50,000 and the Chair of the Nominating and Governance Committee receives an additional annual fee of $25,000. Such fees are allocated, generally, between the Fund, First Eagle Variable Funds and First Eagle Credit Opportunities Fund on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Fund for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Fund. During the fiscal year ended December 31, 2024, an aggregate of $24,723 was paid, accrued or owed for Trustees’ fees and expenses by the Fund.

The following table sets forth information regarding compensation of Trustees by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2024. Officers of the Fund, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Fund or any other fund in the fund complex. The Fund does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended December 31, 2024

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$3,187	$322,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$5,314	$532,500
Peter W. Davidson, Trustee	$2,551	$322,000
Jean D. Hamilton, Trustee	$4,156	$420,500
William M. Kelly, Trustee	$3,511	$355,000
Paul J. Lawler, Trustee	$3,383	$360,000
Mehdi Mahmud, Trustee*	$—	$—
Mandakini Puri, Trustee	$2,621	$315,000

* Interested Trustee.

** The fund complex consists of the Fund, First Eagle Funds and First Eagle Overseas Variable Fund. As of the date hereof, each Trustee served on the board of the Fund, and that of First Eagle Funds and First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Fund (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Fund for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Fund. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Fund and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

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Please note that the table does not reflect the amounts Trustees invest in the Fund through their deferred compensation plan.

Ownership of Fund Shares by the Trustees

The following table sets forth information as of December 31, 2024 regarding ownership by the Trustees of the Fund of equity securities of the Fund or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	A	E
Candace K. Beinecke*	A	E
Peter W. Davidson	A	A
Jean Hamilton	A	E
William M. Kelly	A	E
Paul J. Lawler	A	E
Mandakini Puri	A	A

* These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	A	E
Mehdi Mahmud	A	E

Since January 1, 2023 no independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Fund (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

Since January 1, 2024, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2023, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Fund, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Fund and a registered investment company advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone Inc. are among the owners of the Adviser.

The Fund, the Adviser, the Sub-Adviser and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

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APPENDIX H

First Eagle Funds
First Eagle Variable Funds
First Eagle Credit Opportunities Fund
First Eagle Real Estate Lending Fund
Audit Committee
Charter

Organization

There shall be a committee of the Boards of Trustees (collectively, the “Boards”) of each of the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund and First Eagle Real Estate Lending Fund (each, a “Fund” and collectively, the “Funds”) to be known as the Audit Committee. The Audit Committee shall be composed of as many Trustees as the Boards shall determine, who: (1) are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”); and (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates, except compensation for services as a member of the Boards or committees of the Boards. The Boards shall designate the Chairperson of the Audit Committee after recommendation from the Nominating and Governance Committee. The Chairperson of the Audit Committee shall set the agenda for, and preside at, each meeting of the Audit Committee, and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee or as is consistent with current practice.

Meetings

The Audit Committee shall meet at least two times per year and is empowered to hold special meetings as circumstances require. The Audit Committee may meet either on its own or in conjunction with meetings of the Boards. Audit Committee Meetings may be held in person, by video conference or by telephone conference. Where appropriate, the Audit Committee may take action by written consent in lieu of a meeting.

Audit Committee Financial Expert

Each member of the Audit Committee shall be “financially literate,” that is, be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of changes. The determination of whether a member is “financially literate” shall be made by the Boards in the exercise of their business judgement when a member is appointed to the Audit Committee. The Audit Committee may, in its discretion, recommend to the Boards that they designate one or more “Audit Committee Financial Experts” (“ACFE”) to serve on the Audit Committee. In recommending an ACFE, the Audit Committee shall consider the factors prescribed by Section 407 of the Sarbanes Oxley Act of 2002 (“SOX”) and relevant regulations promulgated by the Securities and Exchange Commission (the “SEC”).

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Any ACFE may provide guidance to the Audit Committee (and the Boards) on accounting or financial management matters or assist the Audit Committee in overseeing the audit process. A Committee member designated an ACFE does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on any such person as a member of the Committee and Board in the absence of such designation or identification.

If the Audit Committee does not recommend the designation of an ACFE, the Audit Committee, with the assistance of Fund counsel, shall provide a written explanation of the reasons why not, with a view toward disclosure of those reasons in the Funds’ public disclosure documents.

Purposes; Duties

The Audit Committee will assist and act as a liaison with the Boards and the Funds’ independent auditors in fulfilling the Boards’ responsibility to the Funds’ shareholders relating to oversight of: (i) Fund tax and accounting; (ii) the Funds’ systems of disclosure controls and internal controls over financial reporting; (iii) the Funds’ process for monitoring compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits, and compliance with Rule 18f-4 under the 1940 Act; and (iv) the quality and integrity of the financial reports and audits of the Funds (including auditor qualification and independence). It is Fund Management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out an audit in accordance with professional standards based upon the nature of the assignment. In addition to the above, from time-to-time, the Boards may delegate to the Audit Committee certain operational oversight responsibilities.

The Funds’ independent public accounting firm must comply with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The independent auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the independent auditor and the Fund, (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Funds’ other service providers.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be flexible to adjust to changing conditions and to ensure the Trustees and shareholders that the Funds’ accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The following list of Audit Committee responsibilities describes areas of attention in broad terms:

•	The Audit Committee’s role is clearly one of oversight and not of direct management of the audit process (other than with respect to its role in the selection, appointment and engagement of independent auditors as set forth below). In

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fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Funds. As such, it is not the duty or responsibility of the Audit Committee to (a) conduct “field work” or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management’s responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

•	Audit Committee members are responsible for a general understanding of the Funds’ accounting and control environment including controls and procedures that are critical to the Funds’ operations that are resident at third-party service providers.

•	The Audit Committee will make recommendations to the Boards regarding the selection, retention, compensation and evaluation of independent audit firms. Audit Committee members shall evaluate the independent audit firms’ performance, costs, and financial stability.

•	The Audit Committee will review and approve, in advance, all non-audit services to be provided by the independent auditor and the fees to be charged for such non-audit services. The Audit Committee may adopt policies and procedures to satisfy this responsibility but may not delegate such approvals to Fund Management.

•	The Boards have delegated to the Audit Committee the authority to make any and all determinations and to take any and all actions as to borrowings by the Funds under their respective lines of credit. The Audit Committee specifically is authorized to cause each Fund to enter into credit agreements (singly or together with other Funds, as deemed appropriate), and any amendments, continuations or replacements thereto, any make any related findings and give any related approvals.

•	The Audit Committee will oversee the Funds’ compliance with Rule 18f-4 under the 1940 Act, including: (i) recommending to the Boards the approval of the designation of a “derivatives risk manager” (as defined in Rule 18f-4 under the 1940 Act); and (ii) monitoring the status of the Funds’ status as “limited derivatives users” (as defined in Rule 18f-4 under the 1940 Act).

•	The Audit Committee will meet in Executive Session with Fund Management and/or the Funds’ independent auditors, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s response thereto; (iv) to review the form of opinion the auditors propose to render to the Boards and

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shareholders; and (v) to ensure appropriate timing and process for rotation of lead, concurring and other significant audit partners. The Audit Committee may contact the Funds’ independent auditors at any time without informing or including Fund Management in such meetings.

•	The Audit Committee, working with the Chief Compliance Officer and Fund Management, is responsible for reviewing audit plans prepared by the Funds’ independent auditors and the internal audit staff, as applicable.

•	The Audit Committee is responsible for reviewing the minutes of all Audit Committee meetings and reporting all activities to the Boards.

•	The Audit Committee is responsible for reviewing financial statements contained in the annual and other periodic reports provided to regulatory bodies and to shareholders with Fund Management and the independent auditors. The Audit Committee is also responsible for determining whether the independent auditors are satisfied with the disclosure and content of the annual financial statements. In addition, the Audit Committee should request representations from Fund Management as to its assessment of the adequacy of accounting policies and procedures including compliance with statutory certification requirements.

•	The Audit Committee will provide any statement required by Item 407 of Regulation S-K (e.g., for closed-end funds like First Eagle Credit Opportunities Fund and First Eagle Real Estate Lending Fund, the Audit Committee will make a recommendation to the Board as to the inclusion of the financial statements in the annual report to shareholders).

•	The Audit Committee may consult with Fund counsel and counsel to the Independent Trustees in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry wide importance and internal issues such as litigation.

•	The Audit Committee should be kept apprised by Fund counsel, counsel to the Independent Trustees and the Funds’ independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

•	The Audit Committee should review with Fund officers, the Chief Compliance Officer and the investment adviser (a) such compliance matters as are appropriate to be brought to the attention of the Audit Committee; and (b) any comments from the staff of the SEC or any other regulators as are appropriate to be brought to the attention of the Audit Committee.

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•	The Funds have established procedures for receipt, retention and treatment of complaints concerning accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by employees of concerns or complaints regarding questionable accounting or audit matters to the Funds’ CCO or the applicable Audit Committee chairperson, in addition to or instead of, the CCO. The procedures also address the retention of records related to the treatment of such concerns in accordance with applicable law.

•	The Audit Committee should consider such other matters as the Audit Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Boards or matters that become their responsibility by SEC Rule or Federal legislation.

•	The Audit Committee should investigate any matter brought to its attention within the scope of its duties, with the power to retain independent counsel, which may also be counsel to the Funds’ Independent Trustees, or other advisers for this purpose if, in its judgment, that is appropriate. The costs of engaging independent counsel or other advisers will be borne by the Funds.

Review of Audit Committee Charter

Annually, the Audit Committee shall review this Charter and shall make any recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

The Funds shall maintain and preserve in an easily accessible place a copy of the Audit Committee Charter and any modification to the Charter.

Limit on Committee Liability

The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same scope or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Effective Date: September 7, 2022

Amended: June 6, 2024

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APPENDIX I

REPORT OF THE AUDIT COMMITTEE

Dated April 24, 2025

The Audit Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with Fund’s management (“Management”) and the independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2024 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2024. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard (“SAS”) No. 114, which supersedes SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board.

The Committee has received the written disclosure and the letter from PwC with respect to the Fund required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to First Eagle Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the Adviser that provided services to the Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

In connection with foregoing review and discussions, the Committee met with PwC on December 5, 2024 and April 2, 2025. The Committee has confirmed that (1) the audited financial statements for the fiscal year ended December 31, 2024 should be included in the Fund’s Annual Report to shareholders for such fiscal year and (2) such Annual Report should be filed with the Securities and Exchange Commission.

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APPENDIX J

First Eagle Funds
First Eagle Variable Funds
First Eagle Credit Opportunities Fund
First Eagle Real Estate Lending Fund
Nominating and Governance Committee
Charter

Organization

There shall be a committee of the Boards of Trustees (collectively, the “Boards”) of each of the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund and First Eagle Real Estate Lending Fund (each, a “Fund” and collectively, the “Funds”) to be known as the Nominating and Governance Committee (the “Committee”). The Committee shall be composed entirely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), and shall have at least two members. The Chairperson of the Boards shall serve as Chairperson of the Committee.

Functions of the Chairperson

The Chairperson of the Committee shall, among other things: (i) set the agenda for, and preside at, each meeting of the Committee; (ii) coordinate with the chairs of other committees as appropriate; (iii) assist in identifying issues that should be considered by the Boards, the Independent Trustees or any other committee and participate in the preparation of the Boards’ meeting agenda as appropriate; (iv) at meetings of the Boards, report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions of the Committee and participate in executive sessions of the Independent Trustees; (v) set meeting schedules to assure the Trustees have sufficient time for discussion of the Boards’ agenda items; and (vi) engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

Meetings

The Committee shall meet as may be provided from time to time, or upon call of the Chairperson of the Committee or a majority of its members. The Committee may meet either on its own or in conjunction with meetings of the Boards. Committee meetings may be held in person, by video conference or by telephone conference. Where appropriate, the Committee may take action by written consent in lieu of a meeting pursuant to the By-Laws of the Funds.

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Purposes

The purposes of the Committee are to: (i) identify and nominate individuals qualified to serve as Independent Trustees and to nominate individuals as trustees who are interested and/or affiliated persons of the Funds; (ii) advise the Boards with respect to Boards composition, procedures and committees; (iii) oversee periodic self-evaluations of the Boards and committees of the Boards; (iv) monitor corporate governance matters and make recommendations in respect thereof to the Boards; (v) act as the administrative committee with respect to Boards’ policies and procedures, committee policies and procedures and codes of ethics as they relate to the Independent Trustees; (vi) review and make recommendations to the Boards in respect of Independent Trustee compensation; (vii) serve as liaison on matters related to litigation, examinations by regulators and correspondence from shareholders to the Boards; and (viii) engage in such other activities on behalf of the Board as shall be determined from time to time by the Boards or as is consistent with current practice.

Responsibilities

The following list of Committee responsibilities describes areas of attention in broad terms:

A.	Board Candidates and Nominees:

•	Make recommendations as to the Independent Trustees’ criteria for evaluating potential nominees, which is set forth in Appendix A hereto and may be amended from time to time.

•	Recommend Independent Trustee nominees for election by Fund shareholders, if applicable, or appointment by the Boards.

•	Review the suitability for continued service as a trustee of each Independent Trustee at such times as the Committee deems necessary or appropriate.

•	As long as any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

B.	Board Composition and Procedures.

•	Review periodically with the Boards the size and composition of the Boards as a whole and recommend, if necessary, measures to be taken so that the Boards reflect the appropriate balance of knowledge, experience, skills, expertise and a range of backgrounds required for the Boards as a whole and contain at least the minimum number of Independent Trustees required by law.

•	Make recommendations on the frequency and structure of Board meetings.

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•	Make recommendations concerning any other aspect of the procedures of the Boards that the Committee considers warranted.

•	Make recommendations on the requirements for, and means of, Board orientation and training.

•	Make recommendations as to the Independent Trustees’ compensation.

C.	Corporate Governance.

•	Consider any corporate governance issues that arise from time to time, and develop appropriate recommendations for the Boards.

•	Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Trustees.

•	Make recommendations to the Boards on the selection and retention of independent legal counsel to the Independent Trustees and monitor legal counsel’s client relationships to ascertain continued independence.

•	Make recommendations to the Boards on the selection and retention of legal counsel to the Funds.

D.	Board Committees.

•	Make recommendations to the Boards regarding the size and composition of each committee of the Boards, including the identification of individuals to serve as Chairperson and members of a committee, and recommend individual Trustees to fill any vacancy that might occur on a committee.

•	Monitor the functioning of the committees of the Boards and make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members and the annual review performed, if any, by each committee.

•	Recommend that the Boards establish such special committees as may be desirable or necessary from time to time.

Self-Evaluation

The Committee also shall oversee self-evaluations of the performance of the Boards and all other committees of the Boards at least annually. The Committee shall address all

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matters that the Committee considers relevant to the Boards’ performance. The Committee shall report to the Boards on the results of the self-assessments.

Maintenance and Review of Committee Charter

The Funds shall maintain and preserve in an easily accessible place a copy of the Committee Charter and any modification to the Charter. At least annually, the Committee shall review this Charter and shall make any recommendations to the Independent Trustees with respect thereto.

Consultants; Investigations and Studies; Outside Advisers

The Committee shall have authority, upon consultation with the Chairperson of the Boards, to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

In performing its duties the Committee may consult, as it deems appropriate, with the Trustees, officers and employees of the Funds, the Funds’ investment adviser, subadviser, third-party service providers, the Funds’ counsel and counsel to the Independent Trustees, and the Funds’ other service providers.

The Funds shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including for continuing education programs to enable Committee members to keep abreast of industry and regulatory developments and to gain continuing insights with respect to best practices for governance and nominating committees.

Effective Date: September 14, 2023
Amended: June 6, 2024

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Appendix A

Trustee Criteria

One of the goals of the Committee is to assemble Boards that bring the Funds a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a trustee, the Committee takes into account, in addition to such other factors as it deems relevant, the desirability of trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Funds;

•	are able to work with the other members of the Boards and contribute to the success of the Funds;

•	can represent the long-term interests of the Funds’ shareholders as a whole; and

•	are selected such that the Boards represent a range of backgrounds and experience.

The Committee may accept recommendations from management as the Committee deems appropriate, and also considers the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds as well as regulatory requirements that govern the composition of the Boards.

Other than the foregoing, there are no stated minimum criteria for trustee nominees, although the Committee may also consider such other factors as it may deem are in its best interests and those of the Funds’ shareholders. The Committee also may deem it appropriate for certain key members of management to participate as members of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Funds and their shareholders and values the diverse attributes of individual Trustees and the overall Board.

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/fecof 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-457-2571 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

FIRST EAGLE CREDIT OPPORTUNITIES FUND
PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JUNE 30, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of David P. O’Connor and Sheelyn Michael, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meetings of Shareholders to be held on June 30, 2025 at the offices of First Eagle Investment Management, LLC (“FEIM”), 1345 Avenue of the Americas, New York, New York 10105 at 1:00 p.m. Eastern Time (“First Meeting”) and 2:00 p.m. Eastern Time (“Second Meeting”) and at any adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPEIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETINGS OR ANY ADJOURNMENTS THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100315 – FEVF_0425

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Shareholders to be held on June 30, 2025.

The Proxy Statement for the Meetings is available at www.proxyvotinginfo.com/p/firsteagle

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” the proposals.
The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

FIRST MEETING:
					FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement for the Fund that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM and First Eagle Alternative Credit, LLC (“FEAC”), First Eagle Holdings, Inc. (“FE Holdings”).				☐	☐	☐

2.	To approve a new sub-advisory agreement for the Fund that will continue the existing sub-advisory arrangement between FEIM and FEAC for the Fund subsequent to the prospective change of ownership of FE Holdings as a result of the Transaction.				☐	☐	☐

SECOND MEETING:

3.	To elect ten (10) members to the Board of Trustees of the Fund.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01)	Lisa Anderson	(06)	Paul J. Lawler	☐	☐	☐
	(02)	Candace K. Beinecke	(07)	Mandakini Puri
	(03)	Peter W. Davidson	(08)	John P. Arnhold
	(04)	Jean D. Hamilton	(09)	Mehdi Mahmud
	(05)	William M. Kelly	(10)	Scott Sleyster
	*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

100315 – FEVF_0425